

OLD POINT

Investor Presentation

Nasdaq: OPOF

OldPoint.com

September 2018

Forward-Looking Statements

Certain statements in this report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate," "intend," "will," or words of similar meaning or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic and bank industry conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, accounting standards or interpretations of existing standards, mergers and acquisitions, technology, and consumer spending and savings habits. More information is available on the Company's website, *www.oldpoint.com (Investor Relations)* and on the Securities and Exchange Commission's website, www.sec.gov. The information on the Company's website is not a part of this presentation. The Company does not intend or assume any obligation to update or revise any forward-looking statements that may be made from time to time by or on behalf of the Company.

Old Point Overview

One of the largest community banks headquartered in the Hampton Roads, Virginia MSA

Bank founded nearly 100 years ago - Holding company formed in 1984

Eighteen branch offices and assets of $1.032 billion

A comprehensive financial services provider

A Family of Companies

OLD POINT NATIONAL BANK

OLD POINT MORTGAGE

OLD POINT INSURANCE

OLD POINT TRUST

Old Point's Strengths

- Unique branch network and a loyal customer base in one of the strongest markets in Virginia
- Competitive banking products and services
- Significant disruption of community banks (Monarch, Xenith, Heritage) affords an opportunity in this space
- Well positioned for organic growth given commercial activity, household income levels and population growth in its footprint
- Strong balance sheet and solid capital base
- Conservative in-market lender
- Experienced management team
- Proven ability to be an acquirer

Business in Virginia

- #4 - CNBC's "Best States for Business" (2018)
- #5 - Forbes' "Best States for Business" (2017)
- Easy access to domestic & global markets
- Stable & low operating costs for businesses
- Business friendly tax and regulatory environment
- 2nd highest concentration of tech workers in the nation
- Highly educated workforce – one of the highest concentrations of doctoral scientists & engineers in the nation

Hampton Roads Market

Estimated 3 Million TEU's in 2018

Defense Industry

Announced Military Spending Package Will Have Positive Impact

3rd Largest Port on the East Coast

Port of Virginia

Serviced by Norfolk Southern & CSX Railroads

9th Largest MSA in Southeast U.S.

Tourism

Three Fortune 500 Headquarters

Dollar Tree 2nd Largest in VA

OLD POINT

Hampton Roads Market

VA Beach, Norfolk, Newport News MSA

Total Households	661,319
Projected Five-Year Household Income Growth	8.4%
Median Household Income	$67,414
Total Population	1.8 million
Past Five-Year Population Change	4.0%
Projected Five-Year Population Change	3.7%

Source: SNL Financial, LC, 2018

Strong Bank Position in Hampton, VA Market

	2017 Number of Branches	2017 Total Deposits in Market Share ($M)	2017 Total Market Share (%)
Old Point Financial Corporation (VA)	5	367.2	26.83%
BB&T Corp. (NC)	1	253.9	18.55%
SunTrust Banks Inc. (GA)	4	236.3	17.26%
Wells Fargo & Co. (CA)	2	195.0	14.25%
Bank of America Corp. (NC)	3	176.4	12.89%
TowneBank (VA)	1	99.2	7.25%
Southern National Bncp of VA (VA)	1	18.7	1.37%
C&F Financial Corp. (VA)	1	10.6	0.77%
Premier Financial Bankcorp Inc. (WV)	1	9.7	0.71%
Woodforest Financial Grp Inc. (TX)	1	1.8	0.13%



Yorktown
Seaford
Grafton
Poquoson
Rushmere
Smithfield
Rescue
Isle of Wight
Windsor
Norfolk
Chesapeake
Suffolk
Cape Charles
Cheriton
Kiptopeke

Source: ©S&P Global Market Intelligence

Experienced Senior Management

Name	Title	Years in Banking	Years with Old Point
Robert F. Shuford, Sr.	*Chairman, President & CEO* Old Point Financial Corporation	57	53
Robert F. Shuford, Jr.	*President & CEO* Old Point National Bank	20	20
Eugene M. Jordan, II	*President & CEO* Old Point Trust & Financial Services, N.A.	19	15
Jeffrey W. Farrar, CPA	*Chief Financial Officer*	22	1
Joseph R. Witt, CPA	*Chief Business Development Officer*	10	10
Don Buckless	*Chief Lending Officer*	30	6
Laura Calvert	*Chief Retail Manager*	33	11

Old Point Trust & Financial Services

- Trust, Asset Management, and Retirement Services
- Approximately $750 million in assets under management
- $4.8 million in fees generated in 2017
- Organic and acquisitive growth opportunities
  - Acquisition of Penact Retirement Services
  - Expand services to existing customers
  - Opportunity to cross-sell retail and commercial customers of bank using private bankers
  - Leverage bank brand/reputation in wealth management space
  - Target advisors, teams and firms that complement our wealth model and client service culture

Non-Performing Asset Metrics



Loans 90 Days Past Due & Accruing Interest*
Other Real Estate Owned
Nonaccrual Loans
Nonperforming Assets to Assets
Thousands
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.12%
1.35%
1.19%
1.23%
1.64%
1.59%
2013
2014
2015
2016
2017
6/30/2018

*Loans 90 days past due include student loans which are 97-98% guaranteed by the federal government totaling $1.9 million at June 30, 2018, respectively.

Balance Sheet Trends


Assets ($000)
$876
$897
$903
$982
$1032
2014
2015
2016
2017
2018
Loans ($000)
$536
$568
$604
$739
$776
2014
2015
2016
2017
2018
Deposits ($000)
$716
$746
$785
$784
$840
2014
2015
2016
2017
2018

OLD POINT

Loan Portfolio

As of June 30, 2018

Consumer Auto Portfolio:

- 740 average FICO
- 66 month average term
- Current charge-off ratio of 35bps



Other 2%
Commercial 8%
Construction 5%
Residential Real Estate 14%
Commercial Real Estate 39%
Consumer Auto 16%
Consumer Equity Lines and 2nd D/T 16%

Profitability Ratios & Income Trends


Return on Average Assets (ROA)
0.47%
0.41%
0.43%
0.38%
0.38%
2014
2015
2016
2017 Operating
2Q 2018


Return on Average Common Equity (ROTCE)
4.76%
3.73%
4.81%
4.02%
3.99%
2014
2015
2016
2017 Operating
2Q 2018


Net Income ($000)
$4,116
$3,634
$3,797
$3,600
$1,934
2014
2015
2016
2017 Operating
2Q2018


Net Interest Margin
3.57%
3.56%
3.66%
3.51%
3.56%
2014
2015
2016
2017
2Q 2018

Leveraging Capital



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
74.79%
76.15%
76.97%
94.25%
92.36%
14.36%
15.44%
13.78%
14.89%
13.39%
14.51%
11.18%
12.28%
11.08%
12.18%
2014
2015
2016
2017
2018
Tier 1risk-based capital ratio
Total risk-based capital
Loan to deposit ratio

OLD POINT

Deposit Mix

As of June 30, 2018

QTD cost of deposits – 56 bps

48% transactional accounts

#1 market share for regional/community banks in Hampton, VA



Noninterest Deposits 28%
Savings 11%
Money Markets 13%
Interest Checking 20%
Time Deposits 28%

Overall Funding Costs


Old Point National Bank
Peer Group
OPNB Percentile
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
60%
50%
40%
30%
20%
10%
0%
44%
52%
24%
23%
28%
2014
2015
2016
2017
6/30/2018

Strategic Priorities

- Expand Commercial Lending
- Expand & Grow Fee-Based Services
- Improve Operational Efficiency
- Develop Talent
- Enhance Data & Analytic Capabilities
- Increase Profitability
- Acquisition strategy in higher growth markets

Financial Performance Focus

Old Point is committed to improving financial performance to provide shareholders with above average returns on their investment

Short term financial performance targets:

Return on Assets	**.8% - 1.0%**
Return on Tangible Common Equity	**8% - 10%**
Efficiency Ratio	**< 70%**

Shareholder Return

OPOF Total Return (%)



Old Point
SNL U.S. Bank $500M-$1B
180%
130%
80%
30%
-20%
2013
2014
2015
2016
2017
2018

SNL U.S. Bank $500M-$1B: Includes all Major Exchange (NASDAQ) Banks in SNL's coverage universe with $500M to $1B in Assets as of most recent financial data.

Stock Profile

Share Price	$26.60
52 Week Range	$24.07-$34.64
Shares Outstanding	5,181,106
Market Capitalization	$137.8 Million
Average 3 mo. Daily Volume	14,400
Price /Book	139%
Price /Tangible Book	142%